UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 October 5, 1999
               (Date of report - date of earliest event reported)

                      TOTAL ENTERTAINMENT RESTAURANT CORP.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)

       000-22753                                                 52-2016614
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)

9300 East Central Avenue, Suite 100
Wichita, Kansas                                                     67206
(Address of principal executive offices)                         (Zip-Code)

Registrant's telephone number, including area code (316) 634-0505

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                      TOTAL ENTERTAINMENT RESTAURANT CORP.

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            PAGE

Item 5. Other Events                                                          3

Item 7. Financial Statements and Exhibits                                     3

Signature                                                                     4

Exhibit 99.1                                                                  5


                                       2
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Item 5. Other Events

Total Entertainment Restaurant Corp. (the Company) announced that its Board of Directors has authorized a program to repurchase up to 1,000,000 shares of the Company's common stock by issuing a press release on October 5, 1999.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report:

Exhibit No.       Description
-----------       -----------

99.1              Press release, dated October 5, 1999 (filed herewith)

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TOTAL ENTERTAINMENT RESTAURANT CORP.
                                          (Registrant)


                              By:  /s/ James K. Zielke
                                   ---------------------------------------
                                       James K. Zielke
                                       Chief Financial Officer

                              Date:  October 5, 1999